================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 11, 2004

                                   ----------

                              TREY RESOURCES, INC.

             (Exact name of registrant as specified in its charter)



             DELAWARE                   000-50302              16-1633636
 (State or Other Jurisdiction of       (Commission          (I.R.S. Employer
  Incorporation or Organization)       File Number)        Identification No.)


          293 EISENHOWER PARKWAY,
          LIVINGSTON, NEW JERSEY                                      07039
 (Address of Principal Executive Offices)                          (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 973-422-9644





================================================================================

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

On November 11, 2004, an Asset Purchase Agreement (the "Agreement") dated November 1, 2004 by and among Business Tech Solutions Group, Inc. a New Jersey corporation ("Business Tech"), Peter Conway, an individual and BTSG Acquisition Corp. ("BTSG"), a New Jersey corporation, a wholly owned subsidiary of SWK Technologies, Inc., a Delaware corporation, was executed. The Agreement provided for the purchase by BTSG, a wholly owned subsidiary of SWK Technologies, Inc., which is a wholly owned subsidiary of Trey Resources, of certain Software Assets, as defined in the Agreement, and including, but not limited to the related source code, documentation and related Intellectual Property, as defined in the Agreement, relating to the Software Assets. Additionally, BTSG assumed certain liabilities including a real estate lease and several equipment leases.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                       BUSINESS TECH SOLUTIONS GROUP, INC.
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


                       BUSINESS TECH SOLUTIONS GROUP, INC.



                          INDEX TO FINANCIAL STATEMENTS

                                                                       PAGE(S)
                                                                       -------

Report of Independent Registered Public Accounting Firm                    1

Balance Sheets as of December 31, 2003 and 2002                            2

Statements of Operations for the Years Ended
   December 31, 2003 and 2002                                              3

Statements of Changes in Stockholders' Equity for the
   Years Ended December 31, 2003 and 2002                                  4

Statements of Cash Flows for the Years Ended
    December 31, 2003 and 2002                                             5

Notes to Financial Statements                                              6-14

                        BAGELL, JOSEPHS & COMPANY, L.L.C.
                          Certified Public Accountants

                               High Ridge Commons
                                 Suites 400-403
                           200 Haddonfield Berlin Road
                           Gibbsboro, New Jersey 08026
                        (856) 346-2828 Fax (856) 346-2882

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------

Board of Directors
Business Tech Solutions Group, Inc.
Clifton, New Jersey

We have audited the accompanying balance sheets of Business Tech Solutions Group, Inc. (the "Company") as of December 31, 2003 and 2002 and the related statements of operations, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Business Tech Solutions Group, Inc. as of December 31, 2003 and 2002, and the results of its operations, changes in stockholders' equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ BAGELL, JOSEPHS & COMPANY, L.L.C.
---------------------------------------
BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey

January 11, 2005

              MEMBER OF:  AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                          NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS NEW YORK STATE SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS

                       BUSINESS TECH SOLUTIONS GROUP, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002


                               ASSETS
                               ------

                                                           2003         2002
                                                         --------     --------
Current Assets:
  Cash and cash equivalents                              $  7,759     $  8,786
  Accounts receivable                                      45,865       55,843
  Loan receivable - related party                              --       15,900
  Employee advances                                            --       84,432
                                                         --------     --------

    Total Current Assets                                   53,624      164,961
                                                         --------     --------

Other Asset:
  Security deposits                                         2,880        6,479
                                                         --------     --------

TOTAL ASSETS                                             $ 56,504     $171,440
                                                         ========     ========

                LIABILITIES AND STOCKHOLDERS' EQUITY
                ------------------------------------

LIABILITIES
Current Liabilities:
  Accounts payable                                       $ 36,646     $ 66,108
  Sales tax payable                                         3,854        2,492
  Loan payable to officer                                   7,482           --
                                                         --------     --------

      Total Current Liabilities                            47,982       68,600
                                                         --------     --------


STOCKHOLDERS' EQUITY
  Common stock, no par value, 2,000,000 shares
    authorized; 500 shares issued and outstanding at
    December 31, 2003 and 2002, respectively                   --           --
  Additional paid-in capital                                   --           --
  Retained earnings                                         8,522      102,840
                                                         --------     --------

      Total Stockholders' Equity                            8,522      102,840
                                                         --------     --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $ 56,504     $171,440
                                                         ========     ========

                       BUSINESS TECH SOLUTIONS, INC.
                         STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                         2003          2002
                                                      ----------    ----------

OPERATING REVENUES
  Software sales                                      $   89,718    $   88,100
  Equipment sales                                         63,273        77,381
  Consulting fees                                        568,776       565,277
  Commissions                                              1,622            --
                                                      ----------    ----------
                                                         723,389       730,758
  Less: Returns and allowances                            15,214           270
                                                      ----------    ----------

  Net operating revenues                                 708,175       730,488

COST OF SALES
   Hardware and software                                 120,399       154,419
   Consultants                                             2,856         5,372
   Field expense                                           6,775         7,892
   Sub-contractors                                        72,719       116,082
   Repairs                                                   313           725
                                                      ----------    ----------

       Total Cost of Sales                               203,062       284,490
                                                      ----------    ----------

GROSS PROFIT                                             505,113       445,998
                                                      ----------    ----------

OPERATING EXPENSES
   Salaries and wages                                    232,985       190,342
   General and administrative                            316,191       157,367
   Sales and marketing                                    30,787        47,629
                                                      ----------    ----------

       Total Operating Expenses                          579,963       395,338
                                                      ----------    ----------

INCOME (LOSS) BEFORE OTHER INCOME (EXPENSE)              (74,850)       50,660

OTHER INCOME (EXPENSE)
   Other income/(expense)                                     31            --
   Interest expense                                           --          (263)
   Write-off of loan receivable from related party       (15,900)           --
   Security deposit forfeited                             (3,599)           --
                                                      ----------    ----------

       Total Other Income (Expense)                      (19,468)         (263)
                                                      ----------    ----------

NET INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES      (94,318)       50,397
  Provision for Income Taxes                                  --            --
                                                      ----------    ----------

NET INCOME (LOSS) APPLICABLE TO COMMON SHARES         $  (94,318)   $   50,397
                                                      ==========    ==========

NET INCOME (LOSS) PER BASIC AND DILUTED SHARES        $  (188.64)   $   100.79
                                                      ==========    ==========

WEIGHTED AVERAGE NUMBER OF COMMON
    SHARES OUTSTANDING                                       500           500
                                                      ==========    ==========

                       BUSINESS TECH SOLUTIONS GROUP, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


                                                          Additional
                                    Common Stock            Paid-in      Retained
                                Shares        Amount        Capital      Earnings         Total
                               ---------     ---------     ---------     ---------      ---------
Balance, December 31, 2001           500     $      --     $      --     $  52,443      $  52,443

Net income for the year               --            --            --        50,397         50,397
                               ---------     ---------     ---------     ---------      ---------

Balance, December 31, 2002           500            --            --       102,840        102,840

Net loss for the year                 --            --            --       (94,318)       (94,318)
                               ---------     ---------     ---------     ---------      ---------

Balance, December 31, 2003           500     $      --     $      --     $   8,522      $   8,522
                               =========     =========     =========     =========      =========

                       BUSINESS TECH SOLUTIONS GROUP, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                 2003          2002
                                                               --------      --------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net Income (Loss)                                           $(94,318)     $ 50,397
                                                               --------      --------

   ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH
     PROVIDED BY (USED IN) OPERATING ACTIVITIES:
    Write-off of loans to related party                          15,900            --

  CHANGES IN ASSETS AND LIABILITIES
     Decrease in accounts receivable                              9,978         6,927
     (Increase) decrease in employee advances                    84,432       (73,432)
     (Increase) decrease in security deposits                     3,599        (2,879)
     Increase (decrease) in accounts payable                    (29,462)       35,181
     Increase in sales tax payable                                1,362         1,219
                                                               --------      --------

     Total adjustments                                           85,809       (32,984)
                                                               --------      --------

     NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES         (8,509)       17,413
                                                               --------      --------

CASH FLOWS FROM FINANCING ACTIVITES
    Amounts received from officer                                 7,482            --
    Loans to related party                                           --       (15,900)
                                                               --------      --------

       NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES        7,482       (15,900)
                                                               --------      --------

NET INCREASE (DECREASE) IN CASH
    AND CASH EQUIVALENTS                                         (1,027)        1,513

CASH AND CASH EQUIVALENTS -
    BEGINNING OF YEAR                                             8,786         7,273
                                                               --------      --------

CASH AND CASH EQUIVALENTS - END OF YEAR                        $  7,759      $  8,786
                                                               ========      ========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
   INFORMATION

CASH PAID DURING THE YEAR FOR:

   Interest expense                                            $     --      $    263
                                                               ========      ========

   Income taxes                                                $    137      $    478
                                                               ========      ========

                       BUSINESS TECH SOLUTIONS GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE 1-  ORGANIZATION AND BASIS OF PRESENTATION
         --------------------------------------

         Business Tech Solutions Group, Inc. (the "Company") incorporated in New Jersey on July 8, 1999, is a software solutions provider that delivers service for design, installation, training and support of business software systems. These systems include core accounting, order processing and inventory control, service delivery management, sales and marketing automation, customers relations management, time and billing, e-business, custom office automation and custom reports. The Company has been in business since 1991 and has installed systems for over 300 companies in the Greater New York Metro Area.

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

         USE OF ESTIMATES
         ----------------

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         CASH AND CASH EQUIVALENTS
         -------------------------

         The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents.

         The Company maintains cash and cash equivalents with a financial institution which is insured by the Federal Deposit Insurance Corporation up to $100,000. At various times throughout the year the Company had amounts on deposit at the financial institution in excess of federally insured limits.

         REVENUE AND COST RECOGNITION
         ----------------------------

         Revenue from sales is recognized as services are provided and hardware and software are delivered to customers. Cost of revenue includes the direct costs of hardware and software and direct costs to provide product support and training.

                       BUSINESS TECH SOLUTIONS GROUP, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2003 AND 2002

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -  (CONTINUED)
         ---------------------------------------------------------

         ACCOUNTS RECEIVABLE
         -------------------

         The Company conducts business and extends credit based on an evaluation of the customers' financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and maintains allowances for anticipated losses considered necessary under the circumstances.

         PROVISION FOR BAD DEBT
         ----------------------

         Under SOP 01-6 "Accounting for Certain Entities (including Entities with Trade Receivables), the Company has intent and belief that all amounts in accounts receivable are collectible. The Company has determined that based on their collections that no allowance for doubtful accounts needs to be recorded at December 31, 2003 and 2002.

         Bad debt expense for the years ending December 31, 2003 and 2002 was $0 and $0, respectively.

         ADVERTISING COSTS
         -----------------

         The Company expenses the costs associated with advertising as incurred. Advertising expenses are included in the statements of operations for the years ended December 31, 2003 and 2002.

         WARRANTY COSTS
         --------------

         The Company offers manufacturers warranties that covers all manufacturer defects. The Company accrues warranty costs based on historical experience and management's estimates. Warranty expense was $0 for the years ended December 31, 2003 and 2002.

                       BUSINESS TECH SOLUTIONS GROUP, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2003 AND 2002

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -  (CONTINUED)
         ---------------------------------------------------------

         INCOME TAXES
         ------------

         The Company has elected to be taxed under provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay any federal corporate income taxes on its taxable income or is not allowed a net operating loss carryover or carryback as a deduction. Instead, the stockholders are liable for individual federal income taxes on their respective shares of the Company's taxable income or include their respective shares of the Company's net operating loss in their individual income tax returns.

         FAIR VALUE OF FINANCIAL INSTRUMENTS
         -----------------------------------

         The carrying amount reported in the balance sheets for cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments. The carrying amount reported for notes payable approximates fair value because, in general, the interest on the underlying instruments fluctuates with market rates.


         EARNINGS (LOSS) PER SHARE OF COMMON STOCK
         -----------------------------------------

         Historical net earnings (loss) per common share is computed using the weighted average number of common shares outstanding. Common stock equivalents were not included in the computation of diluted earnings per share when the Company reported a loss because to do so would be antidilutive for the period presented.

                       BUSINESS TECH SOLUTIONS GROUP, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2003 AND 2002

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -  (CONTINUED)

         The following is a reconciliation of the computation for basic and diluted EPS:

                                            December 31,    December 31,
                                                2003            2002
                                            ------------    ------------

           Net Income (Loss)                $    (94,318)   $     50,397
                                            ------------    ------------

           Weighted-average common shares
           Outstanding (Basic)                       500             500

           Weighted-average common stock
           Equivalents
                Stock options                         --              --
                Warrants                              --              --
                                            ------------    ------------

           Weighted-average common shares
           Outstanding (Diluted)                     500             500
                                            ============    ============



         The Company had no options or warrants granted during the period, therefore there were no common stock equivalents.


         RECENT ACCOUNTING PRONOUNCEMENTS
         --------------------------------

         On October 3, 2001, the FASB issued Statement of Financial Accounting Standards No. 144, "ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS" ("SFAS 144"), that is applicable to financial statements issued for fiscal years beginning after December 15, 2001. The FASB's new rules on asset impairment supersede SFAS 121, "ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF," and portions of Accounting Principles Board Opinion 30, "Reporting the Results of Operations."

                       BUSINESS TECH SOLUTIONS GROUP, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2003 AND 2002

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -  (CONTINUED)
         ---------------------------------------------------------

         RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)
         --------------------------------------------

         This Standard provides a single accounting model for long-lived assets to be disposed of and significantly changes the criteria that would have to be met to classify an asset as held-for-sale. Classification as held-for-sale is an important distinction since such assets are not depreciated and are stated at the lower of fair value and carrying amount.

         This Standard also requires expected future operating losses from discontinued operations to be displayed in the period (s) in which the losses are incurred, rather than as of the measurement date as presently required. The adoption of SFAS No. 144 did not have an impact on the Company's results of operations or financial position.

         On October 3, 2001, the FASB issued Statement of Financial Accounting Standards No. 144, "ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS" ("SFAS 144"), that is applicable to financial statements issued for fiscal years beginning after December 15, 2001. The FASB's new rules on asset impairment supersede SFAS 121, "ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF," and portions of Accounting Principles Board Opinion 30, "REPORTING THE RESULTS OF OPERATIONS." This Standard provides a single accounting model for long-lived assets to be disposed of and significantly changes the criteria that would have to be met to classify an asset as held-for-sale. Classification as held-for-sale is an important distinction since such assets are not depreciated and are stated at the lower of fair value and carrying amount. This Standard also requires expected future operating losses from discontinued operations to be displayed in the period (s) in which the losses are incurred, rather than as of the measurement date as presently required.

         In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections. This statement rescinds SFAS No. 4, "REPORTING GAINS AND LOSSES FROM EXTINGUISHMENT OF DEBT," and an amendment of that statement, SFAS No. 44, "ACCOUNTING FOR INTANGIBLE ASSETS OF MOTOR CARRIERS," and SFAS No. 64, "EXTINGUISHMENTS OF DEBT MADE TO SATISFY SINKING-FUND REQUIREMENTS". This statement amends SFAS No. 13, "ACCOUNTING FOR LEASES", to eliminate inconsistencies between the required accounting for sales-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sales-leaseback transactions.

                       BUSINESS TECH SOLUTIONS GROUP, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2003 AND 2002

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -  (CONTINUED)
         ---------------------------------------------------------

         RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)
         --------------------------------------------

         Also, this statement amends other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions. Provisions of SFAS No. 145 related to the rescissions of SFAS No. 4 were effective for the Company on November 1, 2002 and provisions affecting SFAS No. 13 were effective for transactions occurring after May 15, 2002. The adoption of SFAS No. 145 did not have a significant impact on the Company's results of operations or financial position.

         In June 2003, the FASB issued SFAS No. 146, "ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES". This statement covers restructuring type activities beginning with plans initiated after December 31, 2002. Activities covered by this standard that are entered into after that date will be recorded in accordance with provisions of SFAS No. 146. The adoption of SFAS No. 146 did not have a significant impact on the Company's results of operations or financial position.

         In December 2002, the FASB issued Statement No. 148, "ACCOUNTING FOR STOCK-BASED COMPENSATION-TRANSITION AND DISCLOSURE, AN AMENDMENT OF FASB STATEMENT NO. 123"("SFAS 148"). SFAS 148 amends FASB Statement No. 123, "ACCOUNTING FOR STOCK-BASED COMPENSATION," to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. It also amends the disclosure provisions of that Statement to require prominent disclosure about the effects on reported net income of an entity's accounting policy decisions with respect to stock-based employee compensation. Finally, this Statement amends Accounting Principles Board ("APB") Opinion No. 28, "INTERIM FINANCIAL REPORTING", to require disclosure about those effects in interim financial information. SFAS 148 is effective for financial statements for fiscal years ending after December 15, 2002. The Company will continue to account for stock-based employee compensation using the intrinsic value method of APB Opinion No. 25, "ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES," but has adopted the enhanced disclosure requirements of SFAS 148.

                       BUSINESS TECH SOLUTIONS GROUP, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2003 AND 2002

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -  (CONTINUED)
         ---------------------------------------------------------

         RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)
         --------------------------------------------

         In April 2003, the FASB issued SFAS Statement No. 149, "AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES", which amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES". This Statement is effective for contracts entered into or modified after June 30, 2003, except for certain hedging relationships designated after June 30, 2003. Most provisions of this Statement should be applied prospectively. The adoption of this statement did not have a significant impact on the Company's results of operations or financial position.

         In May 2003, the FASB issued SFAS Statement No. 150, "ACCOUNTING FOR CERTAIN FINANCIAL INSTRUMENTS WITH CHARACTERISTICS OF BOTH LIABILITIES AND EQUITY". This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of nonpublic entities, if applicable. It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of the Statement and still existing at the beginning of the interim period of adoption. The adoption of this statement did not have a significant impact on the Company's results of operations or financial position.

         In November 2002, the FASB issued Interpretation No. 45 ("FIN 45"), "GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS". FIN 45 requires a company, at the time it issues a guarantee, to recognize an initial liability for the fair value of obligations assumed under the guarantees and elaborates on existing disclosure requirements related to guarantees and warranties. The recognition requirements are effective for guarantees issued or modified after December 31, 2002 for initial recognition and initial measurement provisions. The adoption of FIN 45 did not have a significant impact on the Company's results of operations or financial position.

                       BUSINESS TECH SOLUTIONS GROUP, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2003 AND 2002

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -  (CONTINUED)
         ---------------------------------------------------------

         RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)
         --------------------------------------------

         In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), "CONSOLIDATION OF VARIABLE INTEREST ENTITIES, AN INTERPRETATION OF ARB NO. 51". FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The adoption of FIN 46 did not have a significant impact on the Company' results of operations or financial position.

NOTE 3-  OPERATING LEASES
         ----------------

         The Company leases office space under a sixty month lease commencing August 1, 2002. Monthly payments under the current lease escalate from $1,817 in the first and second years to $1,998 in the fourth and fifth years. The Company is required to pay property taxes, utilities, insurance and other costs relating to the leased facilities. The Company entered into a five year sub-lease agreement with Landmark Partners, LLC commencing August 1, 2002. Payments received under the sub-lease agreement totaled $8,100 and $3,950 for the years ended December 31, 2003 and 2002, respectively.

         The Company also leases computers, a copier and telephone system under thirty and forty-eight month operating leases.

         The following is a schedule by years of future minimum rental payments required under the operating leases which have an initial or remaining noncancelable term in excess of one year as of December 31, 2003:

           For the Years Ending December 31,

                    2004                                        $ 37,488
                    2005                                          27,509
                    2006                                          23,980
                    2007                                          13,988
                                                                 --------
                    Total minimum payments required              $102,965
                                                                 ========

                       BUSINESS TECH SOLUTIONS GROUP, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2003 AND 2002

NOTE 4-  STOCKHOLDERS' EQUITY
         --------------------

         COMMON STOCK
         ------------

         As of December 31, and 2003 and 2002, the Company has 2,000,000 shares of common stock authorized at no par value and 500 shares issued and outstanding, respectively.

         There were no common stock transactions for the years ended December 31, 2003 and 2002.

NOTE 5-  SUBSEQUENT EVENTS
         -----------------

         On November 1, 2004, the Company and its President, Peter Conway, entered into an Asset Purchase Agreement with BTSG Acquisition Corp., a New Jersey corporation and a wholly-owned subsidiary of SWK Technologies, Inc., a Delaware corporation. SWK Technologies, Inc. is a wholly-owned subsidiary of Trey Resources, Inc., a publicly-traded company. As consideration for the purchased assets of the Company, SWK Technologies, Inc. has tendered a total purchase price of $35,000 payable in the form of Trey Resources, Inc. Class A Common Stock. The Common Stock shall not be registered under the Securities Act of 1933 but may be traded pursuant to Rule 144 as promulgated by the Securities Exchange Commission.

         In joining forces under the SWK Technologies, Inc. name, SWK Technologies, Inc. and the Company will continue to provide clients with a wide range of expertise across several leading Best Software suites, including BusinessWorks, MAS90, MAS200, MAS500 as well as seamlessly integrated EDI and Network Design and Installation. As a result of the merger, the expanded SWK Technologies, Inc. will offer its clients senior level consultants with world-class technical proficiency, as well as a degree of client attention that is unmatched by many IT consulting organizations. As a result of the merger, Peter Conway, the former President of the Company, has assumed the role of Vice President for the Small Business Services.

(B) PRO FORMA FINANCIAL INFORMATION

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION


The Unaudited Pro Forma Financial Information reflects financial information, which gives effect to the acquisition of all of the assets of Business Tech Solutions Group, Inc. ("BTSG") (a New Jersey Corporation) in exchange for 648,149 shares of common stock of Trey Resources, Inc. ("TREY") (a Delaware Corporation) valued at $35,000 excluding estimated transaction costs. The Pro Forma Statements included herein reflect the use of the purchase method of accounting for the above transaction. Such financial information has been prepared from, and should be read in conjunction with, the historical audited financial statements of TREY included in its Form 10-KSB filings as well as in conjunction with BTSG's audited financial statements included in this filing.

The following pro forma condensed combined financial statements are presented to illustrate the effects of the merger on the historical financial position and operating results of TREY and BTGS. The unaudited pro forma condensed combined balance sheet as of October 31, 2004 gives effect to the merger as if it had occurred on that date, and combines the respective balance sheets at that date. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2003 and for the ten months ended October 31, 2004 give effect to the merger as if it occurred at the beginning of the periods presented and combines the respective statements of operations for TREY and BTGS for the respective periods.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the merger had been consummated on the indicated dates, nor is it necessarily indicative of future operating results. The pro forma adjustments are based on information available at the time of this filing. Changes in the ultimate purchase price based on future operating performance are not reflected in these pro forma financial statements.

Trey Resources, Inc.
Balance Sheet
October 31, 2004

                                    Trey      SWK                       Consolidated  Bus Tech                            Pro Forma
                                  10/31/04  10/31/04      Adjustments     Trey & SWK  Solutions Adjustments Adjustments    Combined
                                 ---------------------------------------------------------------------------------------------------
Cash                               351,816    38,223                        390,039      7,321     (7,321)                  390,039
Accounts Receivable                          233,636                        233,636     81,874    (81,874)                  233,636
Other Recievables                             38,190                         38,190     14,260    (14,260)                   38,190
Prepaid expenses                     8,589     9,124                         17,713                                          17,713
  Total Current Assets             360,405   319,173        --      --      679,578    103,455   (103,455)          --      679,578

Fixed assets, net                             79,068                         79,068                                          79,068

Goodwill                           864,167   194,073   (50,000)   (199)   1,008,041                19,000       35,000    1,062,041
Interco- Trey\SWK                              1,966    (1,966)                  --                                              --
Software Codes
Deposits & Other assets                       38,722                         38,722      2,880     (2,880)                   38,722
  Total Other Assets               864,167   234,761   (51,966)   (199)   1,046,763      2,880     16,120       35,000    1,100,763

Total Assets                     1,224,572   633,002   (51,966)   (199)   1,805,409    106,335    (87,335)      35,000    1,859,409

Line of credit payable             750,000    50,000   (50,000)             750,000                                         750,000
Accounts payable & accrued
   liabilities                   1,458,718   328,787                      1,787,505      7,462     11,538                 1,806,505
Due to related parties             255,516                                  255,516      1,238     (1,238)                  255,516
Capital leases payable - current              11,670                         11,670                                          11,670
5% Convertible debentures           24,000                                   24,000                                          24,000
Notes payable                                 86,029                         86,029                                          86,029
Deferred Revenue                              10,121                         10,121                                          10,121
  Total Current Liabilities      2,488,234   486,607   (50,000)     --    2,924,841      8,700     10,300           --    2,943,841

Long-term liabilities                         12,457                         12,457                                          12,457

Total Liabilities                2,488,234   499,064   (50,000)     --    2,937,298      8,700     10,300           --    2,956,298

Capital stock - Class A Common         168                                      168                                  6          174
Paid in Capital                  1,385,449                                1,385,449                             34,994    1,420,443
Retained Defecit                (2,649,279)  133,938    (1,966)   (199)  (2,517,506)    97,635    (97,635)  (2,517,506)
  Total Shareholders defecit    (1,263,662)  133,938    (1,966)   (199)  (1,131,889)    97,635    (97,635)      35,000   (1,096,889)

Total Liabilties & Shareholders
   Deficit                       1,224,572   633,002   (51,966)   (199)   1,805,409    106,335    (87,335)      35,000    1,859,409

Trey Resources, Inc.
Statement of Operations
For the ten months ended October 31, 2004

                                                Trey           SWK        Consolidated       Bus Tech
                                              10/31/04       10/31/04      Trey & SWK        Solutions    Adjustments    Pro Forma
                                            ---------------------------------------------------------------------------------------
Sales, net                                           --       1,078,429      1,078,429         648,832                    1,727,261

Cost of Sales                                     6,750         565,009        571,759         216,960                      788,719
                                            ---------------------------------------------------------------------------------------

Gross Profit                                     (6,750)        513,420        506,670         431,872           --         938,542

Selling General and Adminstrative Expenses
  Selling expenses                                   --         171,435        171,435          21,658      193,093
  General and administrative expenses         1,691,478         208,267      1,899,745         321,101           --       2,220,846
  Research & development                             --              --             --                                           --
  Depreciation & amortization                        --              --             --                                           --
                                            ---------------------------------------------------------------------------------------
  Total Selling, General and Adminstrative
      Expenses                                1,691,478         379,702      2,071,180         342,759           --       2,413,939

Income (Loss) from Operations                (1,698,228)        133,718     (1,564,510)         89,113           --      (1,475,397)

Other Income\(Expense)
  Interest expense                              (25,363)             --        (25,363)                                     (25,363)
  Other income                                       --             515            515                                          515
  Write off of financing costs                 (234,005)             --       (234,005)                          --        (234,005)
                                            ---------------------------------------------------------------------------------------
Total Other Income                             (259,368)            515       (258,853)             --           --        (258,853)

Income (Loss) before Income Taxes            (1,957,596)        134,233     (1,823,363)         89,113           --      (1,734,250)

Provision for Income Taxes                           --             295            295                           --             295
                                            ---------------------------------------------------------------------------------------

Net Income (Loss)                            (1,957,596)        133,938     (1,823,658)         89,113           --      (1,734,545)
                                            =======================================================================================

Trey Resources, Inc.
Statement of Operations
For the twelve months ended December 31, 2003

                                                                          Consolidated      Bus Tech
                                                  Trey         SWK         Trey & SWK       Solutions    Adjustments      Pro Forma
                                            ---------------------------------------------------------------------------------------
Sales, net                                        1,350     2,197,461       2,198,811         708,175                     2,906,986

Cost of Sales                                    18,435     1,289,260       1,307,695         203,062                     1,510,757
                                            ---------------------------------------------------------------------------------------

Gross Profit                                    (17,085)      908,201         891,116         505,113            --       1,396,229

Selling General and Adminstrative Expenses
  Selling expenses                                  305       417,679         417,984          30,787                       448,771
  General and administrative expenses           358,508       560,980         919,488         549,176            --       1,468,664
  Research & development                            572            --             572                                           572
  Depreciation & amortization                       455            --             455                                           455
                                            ---------------------------------------------------------------------------------------
  Total Selling, General and Adminstrative
      Expenses                                  359,840       978,659       1,338,499         579,963            --       1,918,462

Income (Loss) from Operations                  (376,925)      (70,458)       (447,383)        (74,850)           --        (522,233)

Other Income\(Expense)
  Interest expense                               (6,680)           --          (6,680)                                       (6,680)
  Other income(Expense)                         (14,000)      (21,061)        (35,061)        (19,468)                      (54,529)
  Write off of financing costs                       --            --                                            --              --
                                            ---------------------------------------------------------------------------------------
Total Other Income                              (20,680)      (21,061)        (41,741)        (19,468)           --         (61,209)

Income (Loss) before Income Taxes              (397,605)      (91,519)       (489,124)        (94,318)           --        (583,442)

Provision for Income Taxes                           --        (1,857)         (1,857)                           --          (1,857)
                                            ---------------------------------------------------------------------------------------

Net Income (Loss)                              (397,605)      (89,662)       (487,267)        (94,318)           --        (581,585)
                                            =======================================================================================

                               TREY RESOURCES, INC
           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1  -  GENERAL

The company has recorded total consideration of $ 54,000, including $19,000 in Accounts payables for Business Tech Solutions Group, Inc. The consideration is being allocated to goodwill at the closing of the transaction. The acquisition was completed on November 11, 2004. The following table shows the components of total consideration:

          Common stock                       $35,000

          A preliminary purchase price allocation, which is subject to change based upon trey's final analysis, is as follows:

          Accounts payable                                     (19,000)
          Liabilities assumed in excess of fair
            Value of assets acquired                           (19,000)
                                                               -------
          Goodwill                                              54,000
                                                               -------
          Total Consideration                                   35,000
                                                               -------

NOTE 2  -  SUMMARY OF PRO FORMA ADJUSTMENTS

The pro forma adjustments included in the pro forma condensed consolidated financial statements for the ten months ended October 31, 2004 are as follows:

   a) To record elimination of assets and liabilities which were not part of the acquisition

   b)  Issuance of 648,149 shares of common stock in conjunction with the merger

NOTE 3 - PRO FORMA DILUTIVE EARNINGS PER SHARE

As a result of the net loss reported for the periods presented on a pro forma consolidated basis, common share equivalents were not considered in the diluted earnings per share calculation because their effect would have been anti-dilutive.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TREY RESOURCES, INC.



                                    By: /s/Mark Meller
                                       --------------------------------------
                                        Mark Meller
                                        President, Chief Executive Officer and
                                        Principal Accounting Officer

Date:  January 31, 2005




























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